Related Party Transactions	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
Related Party Transactions
16.	Related Party Transactions

Loans to Affiliate

On December 17, 2019, the Company loaned $15.0 million to Digital Grid under a term loan agreement with a maturity date of April 30, 2020 and a fixed interest rate of 5.0% (the “$15.0 Million Loan”). The maturity date was subsequently extended to June 30, 2024. While Digital Grid has continued to make interest-only payments on the loan, the $15 million principal balance currently remains outstanding and the maturity date has not been subsequently extended. The $15.0 Million Loan is included as “Notes receivable” at the Stockholders’ Equity section of the Consolidated Balance Sheets as of December 31, 2025 and 2024.

During each of the years ended December 31, 2025, 2024 and 2023, the Company recorded interest income of $0.8 million from loans to affiliate in interest income in the consolidated statement of operations. As of December 31, 2025 and 2024, the amount of interest receivable on the $15.0 Million Loan outstanding included as a component of “Notes receivable” at the Stockholders’ Equity section in the consolidated balance sheets was $0.2 million and $0.2 million, respectively.

Sales to Related Parties

Sales to related parties primarily reflect sales of finished goods and services with the exception of loans to affiliate as discussed above. Sales to related parties during the year ended December 31, 2025, were $0.5 million. Sales to related parties during the years ended December 31, 2024 and 2023 were immaterial.

As of December 31, 2025 and 2024, amount due to related parties was immaterial.